UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) October 28, 2003

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of	(Commission file	(I.R.S. Employer
incorporation or organization)	number)	Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.	Sonic Innovations, Inc. press release dated October 28, 2003.

ITEM 12.	Results of Operations and Financial Condition

On October 28, 2003, Sonic Innovations, Inc. issued a press release reporting earnings for its third quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99. The information in this press release is furnished not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: October 30, 2003

SONIC INNOVATIONS, INC.

/s/ Stephen L. Wilson

Senior Vice President and Chief Financial Officer